Exhibit 99.1

FTD Companies, Inc.
Segment Information
For the Year Ended December 31, 2017
(Unaudited, dollars in thousands)

	As Originally Reported					As Revised
	Quarterly Periods Ended				Year Ended	Quarterly Periods Ended				Year Ended
	Mar 31, 2017	Jun 30, 2017	Sep 30, 2017	Dec 31, 2017	Dec 31, 2017	Mar 31, 2017	Jun 30, 2017	Sep 30, 2017	Dec 31, 2017	Dec 31, 2017
U.S. Consumer
Revenues	—	—	—	—	—	$228,672	$259,804	$98,264	$202,272	$789,011
Intersegment Revenues	—	—	—	—	—	$(4,318)	$(4,835)	$(3,030)	$(4,119)	$(16,302)
Operating Income/(Loss)	—	—	—	—	—	$19,107	$21,120	$(3,079)	$9,291	$46,439
Consumer Orders	—	—	—	—	—	3,847	4,654	1,636	4,788	14,926
Average Order Value	—	—	—	—	—	$57.89	$54.39	$57.51	$40.91	$51.31
Operating Margin	—	—	—	—	—	8%	8%	(3)%	5%	6%

Provide Commerce
Revenues	$155,868	$179,691	$54,633	$140,733	$530,926	—	—	—	—	—
Intersegment Revenues	$(476)	$(505)	$(355)	$(336)	$(1,672)	—	—	—	—	—
Operating Income/(Loss)	$13,447	$14,543	$(6,304)	$6,076	$27,764	—	—	—	—	—
Consumer Orders	2,906	3,562	1,081	3,969	11,518	—	—	—	—	—
Average Order Value	$52.99	$49.86	$49.30	$34.83	$45.41	—	—	—	—	—
Operating Margin	9%	8%	(12)%	4%	5%	—	—	—	—	—

Consumer
Revenues	$72,804	$80,113	$43,631	$61,539	$258,085	—	—	—	—	—
Intersegment Revenues	$(3,842)	$(4,330)	$(2,675)	$(3,783)	$(14,630)	—	—	—	—	—
Operating Income	$5,660	$6,577	$3,225	$3,215	$18,675	—	—	—	—	—
Consumer Orders	941	1,092	555	819	3,408	—	—	—	—	—
Average Order Value	$73.05	$69.17	$73.51	$70.36	$71.23	—	—	—	—	—
Operating Margin	8%	8%	7%	5%	7%	—	—	—	—	—

Note: There are no changes to results previously presented for the Florist and International segments for the periods disclosed. Therefore, the results of those segments are not presented herein.

FTD Companies, Inc.
Segment Information
For the Year Ended December 31, 2016
(Unaudited, dollars in thousands)

	As Originally Reported					As Revised
	Quarterly Periods Ended				Year Ended	Quarterly Periods Ended				Year Ended
	Mar 31, 2016	Jun 30, 2016	Sep 30, 2016	Dec 31, 2016	Dec 31, 2016	Mar 31, 2016	Jun 30, 2016	Sep 30, 2016	Dec 31, 2016	Dec 31, 2016
U.S. Consumer
Revenues	—	—	—	—	—	$235,704	$267,418	$108,372	$209,514	$821,008
Intersegment Revenues	—	—	—	—	—	$(4,781)	$(5,557)	$(3,391)	$(4,523)	$(18,252)
Operating Income	—	—	—	—	—	$13,505	$33,055	$3,172	$20,992	$70,724
Consumer Orders	—	—	—	—	—	4,145	4,765	1,760	4,624	15,293
Average Order Value	—	—	—	—	—	$55.34	$54.58	$58.84	$43.93	$52.06
Operating Margin	—	—	—	—	—	6%	12%	3%	10%	9%

Provide Commerce
Revenues	$157,097	$176,542	$57,112	$138,982	$529,733	—	—	—	—	—
Intersegment Revenues	$(610)	$(656)	$(440)	$(391)	$(2,097)	—	—	—	—	—
Operating Income/(Loss)	$7,076	$22,177	$(1,847)	$13,108	$40,514	—	—	—	—	—
Consumer Orders	3,123	3,542	1,115	3,692	11,472	—	—	—	—	—
Average Order Value	$49.69	$49.22	$49.78	$37.09	$45.50	—	—	—	—	—
Operating Margin	5%	13%	(3)%	9%	8%	—	—	—	—	—

Consumer
Revenues	$78,607	$90,876	$51,260	$70,532	$291,275	—	—	—	—	—
Intersegment Revenues	$(4,171)	$(4,901)	$(2,951)	$(4,132)	$(16,155)	—	—	—	—	—
Operating Income	$6,429	$10,878	$5,019	$7,884	$30,210	—	—	—	—	—
Consumer Orders	1,022	1,223	645	932	3,821	—	—	—	—	—
Average Order Value	$72.62	$70.14	$74.52	$71.05	$71.76	—	—	—	—	—
Operating Margin	8%	12%	10%	11%	10%	—	—	—	—	—

Note: There are no changes to results previously presented for the Florist and International segments for the periods disclosed. Therefore, the results of those segments are not presented herein.

FTD Companies, Inc.
Segment Information
For the Year Ended December 31, 2015
(Unaudited, dollars in thousands)

	As Originally Reported	As Revised
	Year Ended	Year Ended
	Dec 31, 2015	Dec 31, 2015
U.S. Consumer
Revenues	—	$904,739
Intersegment Revenues	—	$(18,806)
Operating Income	—	$78,606
Consumer Orders	—	16,778
Average Order Value	—	$52.27
Operating Margin	—	9%

Provide Commerce
Revenues	$583,326	—
Intersegment Revenues	$(1,245)	—
Operating Income	$41,802	—
Consumer Orders	12,549	—
Average Order Value	$46.02	—
Operating Margin	7%	—

Consumer
Revenues	$321,413	—
Intersegment Revenues	$(17,561)	—
Operating Income	$36,804	—
Consumer Orders	4,229	—
Average Order Value	$70.83	—
Operating Margin	11%	—

Note: There are no changes to results previously presented for the Florist and International segments for the periods disclosed. Therefore, the results of those segments are not presented herein.